Exhibit (99.4)

                           SECOND AMENDMENT AND WAIVER

         THIS SECOND AMENDMENT AND WAIVER (this "Amendment") dated as of January 31, 2002, is entered into among REGAL-BELOIT CORPORATION (the "Company"), the financial institutions listed on the signature pages hereof (collectively, the "Banks"), BANK OF AMERICA, N.A., as Documentation and Syndication Agent, and M&I MARSHALL & ILSLEY BANK, as Administrative Agent.


                              W I T N E S S E T H :

         WHEREAS, the Company, the Banks, the Documentation and Syndication Agent and the Administrative Agent are parties to a Credit Agreement, dated as of September 28, 2000 (as previously amended, the "Credit Agreement"; capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Credit Agreement); and

         WHEREAS, the parties hereto desire to amend, and the Required Banks are willing to waive, certain provisions of the Credit Agreement as hereinafter set forth;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1 AMENDMENTS TO CREDIT AGREEMENT. Effective on the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as set forth below.

         1.1. Addition of Definition. The following definition is added to
Section 1.1 in proper alphabetical sequence:

                  Equity Issuance means any issuance (or series of related issuances) of equity securities by the Company after January 31, 2002 which results in Net Cash Proceeds of $5,000,000 or more.

         1.2. Additional Mandatory Reduction of the Commitments. Section 6.1.2 is amended by (a) designating the existing text thereof as clause "(a)"; and (b) adding the following clause (b) thereto:

                  (b) Concurrently with the receipt by the Company of the proceeds of any Equity Issuance, the Commitment Amounts shall be reduced by the amount of the Net Cash Proceeds of such Equity Issuance; provided that the aggregate amount of all reductions of the Commitment Amount made pursuant to this clause (b) shall not exceed $25,000,000.

         SECTION 2 WAIVERS. The Required Banks hereby waive through May 30, 2002 any failure by the Company to comply with Section 10.6.2 of the Credit Agreement (maximum Funded Debt to EBITDA Ratio) for the Computation Period ending March 31, 2002 so long as the Funded Debt to EBITDA Ratio does not exceed 4.5 to 1.0 as of the end of such

Computation Period. The foregoing waiver shall expire on May 30, 2002 and, upon such expiration, an immediate Event of Default shall exist under the Credit Agreement unless (a) the Company is in compliance with Section 10.6.2 of the Credit Agreement as of March 31, 2002; or (b) on May 30, 2002, the pro forma Funded Debt to EBITDA Ratio as of March 31, 2002, calculated after giving effect to any Equity Issuance (as defined in the Amended Credit Agreement (as defined below)) completed after March 31, 2002 and the use of the proceeds thereof, is less than 4.00 to 1.0 (in which event the waivers set forth above of Section
10.6.2 of the Credit Agreement for the period ending March 31, 2002 shall become permanent); or (c) the Required Banks, in their sole and complete discretion, agree to a further waiver of, or an amendment to, Section 10.6.2 of the Credit Agreement for the period ending March 31, 2002.

         SECTION 3 REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Banks and the Administrative Agent that:

         3.1. Authorization; No Conflict. The execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under the Credit Agreement, as amended hereby (as so amended, the "Amended Credit Agreement") have been duly authorized by all necessary corporate action (including any necessary shareholder action), have received all necessary governmental approval (if any shall be required), and do not and will not (a) violate any provision of law or any order, decree or judgment of any court or other government agency which is binding on the Company or any Guarantor, (b) contravene or conflict with, or result in a breach of, any provision of the certificate of incorporation, partnership agreement, by-laws or other organizational documents of the Company or any Guarantor or of any agreement, indenture, instrument or other document which is binding on the Company, any Guarantor or any other Subsidiary, or (c) result in, or require, the creation or imposition of any Lien on any property of the Company, any Guarantor or any other Subsidiary (other than Liens under the Pledge Agreement).

         3.2. Validity and Binding Nature. This Amendment has been duly executed and delivered by the Company, and this Amendment and the Amended Credit Agreement are legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors' rights generally and to general principles of equity.

         3.3. Reaffirmation of Warranties. The warranties contained in Section 9 of the Amended Credit Agreement (excluding Sections 9.8 and 9.17) are true and correct on the date of this Amendment, except to the extent that such warranties
(a) solely relate to an earlier date or (b) are changed by circumstances or events that do not constitute a breach of any covenant set forth in Section 10 of the Amended Credit Agreement.

         SECTION 4 CONDITIONS PRECEDENT. This Amendment shall become effective as of January 31, 2002 on the date (the "Amendment Effective Date") on which all of the following conditions precedent have been satisfied:

         4.1. Receipt of Counterparts. The Administrative Agent shall have received counterpart originals of this Amendment, duly executed by the Company, the Required Banks and the Administrative Agent. For purposes hereof, a facsimile executed copy shall be treated as an original.

         4.2. Payment of Fees. The Company shall have paid to the Administrative Agent, for the account of each Bank which has delivered (by facsimile or otherwise) an executed counterpart hereof to the Administrative Agent prior to 5:00 p.m., Chicago time, on January 31, 2002, an amendment fee equal to 0.025% of the amount of such Bank's Commitment after giving effect hereto.

         4.3. Confirmation. A confirmation, substantially in the form of Attachment A hereto, signed by each Guarantor.

         4.4. No Default. No Event of Default or Unmatured Event of Default shall have occurred and be continuing.

         4.5. Certificate. The Administrative Agent shall have received a certificate, dated such date as shall be acceptable to the Administrative Agent and signed by an Executive Officer, as to the matters set forth in Sections 3.3 and 4.4.

         SECTION 5 MISCELLANEOUS.

         5.1. Expenses. The Company agrees to pay on demand all reasonable costs and expenses of the Administrative Agent and the Documentation and Syndication Agent (including fees, charges and expenses of counsel for the Administrative Agent and the Documentation and Syndication Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 5.1 shall survive any termination of this Amendment and the Amended Credit Agreement.

         5.2. Captions. Section captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment.

         5.3. Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. Wherever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable laws, but if any provision of this Amendment shall be prohibited by or invalid under such laws, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         5.4. Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered (including by facsimile), shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

         5.5. References to Credit Agreement. Except as herein amended or waived, the Credit Agreement shall remain in full force and effect and is hereby ratified in all respects. On and after the effectiveness of the amendments to, and waivers under, the Credit Agreement accomplished hereby, each reference in the Amended Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Credit Agreement in any Note in any other agreement, document or other instrument executed and delivered pursuant to the Amended Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

         5.6. Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the sole benefit of the parties hereto and the successors and assigns of the Administrative Agent and the Banks.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

                                          REGAL-BELOIT CORPORATION



                                          By:
                                              ----------------------------------
                                              Title:   Vice President, Chief
                                                       Financial Officer and
                                                       Secretary


                                          M&I MARSHALL & ILSLEY BANK,
                                          as Administrative Agent, Issuing Bank,
                                          Swing Line Bank and as a Bank



                                          By:
                                              ----------------------------------
                                              Title:
                                                       -------------------------



                                          By:
                                              ----------------------------------
                                              Title:
                                                       -------------------------

                                          BANK OF AMERICA, N.A.,
                                          as Documentation and Syndication Agent
                                          and as a Bank



                                          By:
                                              ----------------------------------
                                              Title:
                                                       -------------------------



                                          BANK ONE, N.A. (Main Office Chicago)



                                          By:
                                              ----------------------------------
                                              Title:
                                                       -------------------------



                                          FIRSTAR BANK, N.A.



                                          By:
                                              ----------------------------------
                                              Title:
                                                       -------------------------



                                          THE FUJI BANK, LIMITED



                                          By:
                                              ----------------------------------
                                              Title:
                                                       -------------------------



                                          FLEET NATIONAL BANK



                                          By:
                                              ----------------------------------
                                              Title:
                                                       -------------------------

                                          HARRIS TRUST AND SAVINGS BANK



                                          By:
                                              ----------------------------------
                                              Title:
                                                       -------------------------



                                          THE BANK OF TOKYO-MITSUBISHI, LTD.



                                          By:
                                              ----------------------------------
                                              Title:
                                                       -------------------------



                                          LASALLE BANK NATIONAL ASSOCIATION



                                          By:
                                              ----------------------------------
                                              Title:
                                                       -------------------------



                                          NORTHERN TRUST COMPANY



                                          By:
                                              ----------------------------------
                                              Title:
                                                       -------------------------



                                          WACHOVIA BANK, N.A.



                                          By:
                                              ----------------------------------
                                              Title:
                                                       -------------------------

                                          THE GOVERNOR AND COMPANY OF
                                          THE BANK OF IRELAND



                                          By:
                                              ----------------------------------
                                              Title:
                                                       -------------------------



                                          BANCA NAZIONALE DEL LAVORO, S.P.A.,-
                                          New York Branch



                                          By:
                                              ----------------------------------
                                              Title:
                                                       -------------------------



                                          THE INDUSTRIAL BANK OF JAPAN, LIMITED



                                          By:
                                              ----------------------------------
                                              Title:
                                                       -------------------------



                                          SUMITOMO MITSUI BANKING CORPORATION



                                          By:
                                              ----------------------------------
                                              Title:
                                                       -------------------------



                                          By:
                                              ----------------------------------
                                              Title:
                                                       -------------------------

                                          NATIONAL CITY BANK OF MICHIGAN/
                                          ILLINOIS



                                          By:
                                              ----------------------------------
                                              Title:
                                                       -------------------------



                                          ST. FRANCIS BANK, F.S.B.



                                          By:
                                              ----------------------------------
                                              Title:
                                                       -------------------------



                                          BANCO ESPIRITO SANTO, N.A.,
                                          New York Branch



                                          By:
                                              ----------------------------------
                                              Title:
                                                       -------------------------



                                          By:
                                              ----------------------------------
                                              Title:
                                                       -------------------------

                                  ATTACHMENT A

                           CONFIRMATION BY GUARANTORS



To the Agents and the Banks under
   and as defined in the Credit Agreement
   referred to below

         Re:      Regal-Beloit Corporation

Ladies and Gentlemen:

         Please refer to the Second Amendment and Waiver dated as of January 31, 2002 (the "Amendment") to the Credit Agreement dated as of September 28, 2000 (the "Credit Agreement") among Regal-Beloit Corporation, various financial institutions, Bank of America, N.A., as Documentation and Syndication Agent, and M&I Marshall & Ilsley Bank, as Administrative Agent. Capitalized terms not defined herein are used as defined in the Credit Agreement.

         Each of the undersigned hereby confirms to the Agents and the Banks that, after giving effect to the Amendment, the Guaranty continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors' rights generally and to general principles of equity.

         IN WITNESS WHEREOF, each of the undersigned has caused this Confirmation to be executed and delivered by its duly authorized representative as of January 31, 2002.

                                          LEESON ELECTRIC CORPORATION



                                          By:
                                              ----------------------------------
                                              Name:
                                                       -------------------------
                                              Title:
                                                       -------------------------

                                          HUB CITY, INC.



                                          By:
                                              ----------------------------------
                                              Name:
                                                       -------------------------
                                              Title:
                                                       -------------------------



                                          MARATHON ELECTRIC MANUFACTURING
                                          CORPORATION



                                          By:
                                              ----------------------------------
                                              Name:
                                                       -------------------------
                                              Title:
                                                       -------------------------




                                      A-2